UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 2, 2008 (July 2, 2008)
Grey Wolf, Inc.
(Exact name of registrant as specified in its charter)

Texas	1-8226	74-2144774
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

10370 Richmond Ave., Suite 600
Houston, TX	77042
(Address of principal executive offices)	(Zip Code)
(713) 435-6100
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items.
On April 20, 2008, Grey Wolf, Inc. (“Grey Wolf”), Basic Energy Services, Inc. (“Basic”) and Horsepower Holdings, Inc. (“Horsepower”) entered into an Agreement and Plan of Merger whereby Grey Wolf and Basic will simultaneously merge with and into Horsepower (the “Mergers”). Horsepower filed a registration statement on Form S-4, file no 333-150895, (the “Registration Statement”) that was declared effective on June 10, 2008. This Current Report on Form 8-K is filed to update the information about the credit facilities expected to be entered into in connection with the Mergers and to file updated pro forma financial information relating to the Mergers and related transactions. The summary unaudited pro forma condensed combined financial data and the unaudited pro forma condensed combined financial information are filed as Exhibits 99.1 and 99.2, respectively, hereto and are incorporated by reference into this Current Report on Form 8-K.
2008 CREDIT FACILITY

Horsepower expects to enter into new senior secured credit facilities (collectively, the “2008 Credit Facility”) provided by a group of lenders led by UBS AG, Stamford Branch, as administrative agent and collateral agent, and Wells Fargo Bank, N.A., as issuing bank, simultaneously with the closing of the Mergers. Horsepower will be the sole borrower and each of its existing and future wholly-owned direct and indirect domestic subsidiaries are, or will be, subsidiary guarantors. Horsepower anticipates that the 2008 Credit Facility will provide for a $325 million Term A Loan and a $325 million senior secured revolving credit facility. Proceeds from the Term Loans will be used to finance a portion of the cash consideration for the Mergers, to refinance certain existing indebtedness of Basic and to pay fees, commissions and expenses related to the transactions. The balance of the cash consideration for the Mergers is expected to be provided from the proceeds of a previously announced placement of $275.0 million aggregate principal amount of senior unsecured notes. The key terms of the 2008 Credit Facility are expected to be as described below.

The commitments under the revolving credit facility will provide for (1) the borrowing of funds, (2) the issuance of up to $100 million of letters of credit and (3) $32.5 million of swingline loans. The amounts outstanding under the Term A Loan will require annual amortization at various amounts each year, payable annually, with all amounts outstanding being due and payable in full in July 2013. All the outstanding amounts under the revolving credit facility will be due and payable in July 2013. The (1) 2008 Credit Facility, (2) Basic’s 7.125% Senior Notes due 2016, and (3) certain interest rate or commodity hedging or treasure management obligations with a lender (or its affiliate) will be equally and ratably secured by all of Horsepower’s domestic subsidiaries’ equity interests, 65% of Horsepower’s first tier foreign subsidiaries’ equity interests and substantially all of Horsepower’s and its subsidiaries’ tangible and intangible assets.

At Horsepower’s option, borrowings under the 2008 Credit Facility (except swingline borrowings which only bear interest at the Base Rate) will bear interest at either (1) the “Base Rate” (i.e., the higher of the bank’s prime rate or the federal funds rate plus 0.50% per year) plus a margin ranging from 2.00% to 2.50% or (2) the LIBOR rate plus a margin ranging from 3.00% to 3.50%. The margins will vary depending on Horsepower’s leverage ratio. Fees on the letters of credit will be due quarterly on the outstanding amount of the letters of credit at a rate ranging from 3.00% to 3.50% for participation fees and 0.25% for fronting fees. A commitment fee will be due quarterly on the available borrowings under the revolving credit facility at rates ranging from 0.375% to 0.50%.

Based on the expected terms of 2008 Credit Facility, Horsepower must apply proceeds from certain specified events to reduce principal outstanding under the Term Loans, including:

•	proceeds from asset sales (other than from ordinary course transactions) greater than $250,000 individually or $2.5 million in the aggregate on an annual basis unless such proceeds are used within one year of the date of receipt of such proceeds to purchase assets to be used in Horsepower’s business or to acquire the equity interests of persons engaged in the business;

•	proceeds from any issuance of debt or disqualified stock not permitted by the 2008 Credit Facility;

•	proceeds from all casualty and condemnation events to the extent such proceeds exceed $10 million unless Horsepower uses such proceeds to repair, replace or restore the assets in respect of which such proceeds are received or to acquire assets used in the business of Horsepower or to acquire equity interests of persons engaged in that business; and

•	50% of excess cash flow, as defined in the 2008 Credit Facility, subject to stepdowns based upon leverage ratios.

The 2008 Credit Facility is expected to contain various restrictive covenants and compliance requirements, including the following:

•	limitations on disposition of assets and changes of business and ownership;

•	limitation on mergers and acquisitions;

•	limitations on dividends, stock repurchases and redemptions and other restricted payments;

•	limitation on indebtedness and preferred stock and prepayment, amendment and redemption thereof;

•	limitation on loans and investments;

•	limitation on liens and further negative pledges;

•	limitation on transactions with affiliates; and

•	various financial covenants, including:

—	a maximum leverage ratio of 3.50 to 1.00; and

—	a minimum fixed charge coverage ratio of 1.25 to 1.00 through June 30, 2010 and 1.50 to 1.00 thereafter.

The 2008 Credit Facility is expected to contain events of default which are subject to customary materiality levels, default triggers, and cure periods including the following:

•	non-payment of any amounts payable under the 2008 Credit Facility when due;

•	any representation or warranty made in connection with the 2008 Credit Facility being incorrect in any material respect when made or deemed made;

•	default in the observance or performance of any covenant, condition or agreement contained in the 2008 Credit Facility or related loan documents and, with respect to certain covenants, such default shall continue unremedied or shall not be waived for 30 days after written notice from the administrative agent or any lender;

•	failure to make payments on other indebtedness in excess of $50 million or the existence of other defaults that gives the holder of such indebtedness the right to accelerate such indebtedness in excess of such amount;

•	voluntary or involuntary bankruptcy, insolvency or reorganization of Horsepower or the guarantors of the indebtedness under the 2008 Credit Facility and other material subsidiaries;

•	entry of judgments, orders or decrees against Horsepower, and not effectively stayed, for payment of an amount in excess of $50 million;

•	an ERISA event which could reasonably be expected to cause a material adverse effect or the imposition of a lien on any of the assets of Horsepower;

•	any security agreement or document under the 2008 Credit Facility ceases to create a lien on any material position of the assets securing the 2008 Credit Facility;

•	any guarantee ceases to be in full force and effect;

•	any material provision of the 2008 Credit Facility ceases to be valid and binding or enforceable;

•	a change in control; and

•	any determination, ruling, decision, decree or order of any governmental authority, which prohibits or restrains Horsepower and its subsidiaries from conducting business and that could reasonably be expected to cause a material adverse effect.
Forward Looking Statements
     This filing includes statements that are “forward-looking statements” as defined by the Securities and Exchange Commission (the “SEC”). All statements, other than statements of historical fact, included herein that address activities, events or developments that Grey Wolf expects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements include, but are not limited to, statements about the terms of the 2008 Credit Facility, benefits of the merger, information about the combined company, including anticipated accretion, future prospects, service offerings, cash flows, combined operating and financial data, including future financial and operating results, the combined company’s objectives, plans and expectations. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by stockholders and regulatory agencies, the possibility that the anticipated benefits from the proposed merger with Basic cannot be fully realized, the possibility that costs or difficulties related to integration of the two companies will be greater than expected, the impact of competition and other risk factors included in the reports filed with the SEC by Grey Wolf and Basic. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Except as required by law, neither Grey Wolf nor Basic intends to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.
Important Information for Investors and Stockholders
Additional Information and Where to Find It
 In connection with the proposed mergers, a registration statement of Horsepower has been filed and declared effective by the SEC. Each of Basic and Grey Wolf has filed a definitive joint proxy statement/prospectus with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS AND THESE OTHER MATERIALS REGARDING THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT BASIC, GREY WOLF, HOLDINGS AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the registration statement and the joint proxy statement/prospectus and other documents containing information about Basic and Grey Wolf, without charge, at the SEC’s web site at www.sec.gov, Basic’s web site at www.basicenergyservices.com, and Grey Wolf’s web site at www.gwdrilling.com. Copies of the registration statement and the joint proxy statement/prospectus and the SEC filings that are incorporated by reference therein may also be obtained for free by directing a request to either Investor Relations, Basic Energy Services, Inc., (432) 620-5510 or to Investor Relations, Grey Wolf, Inc., (713) 435-6100.
Participants in the Solicitation
Basic and Grey Wolf and their respective directors, officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective stockholders in respect of the mergers. Information about these persons can be found in Grey Wolf’s proxy statement relating to its 2008 annual meetings of stockholders as filed with the SEC on April 8, 2008. Information concerning beneficial ownership of Basic stock by its directors and certain of its executive officers is included in its Annual Report on Form 10-K/A filed April 29, 2008 and subsequent statements of changes in beneficial ownership on file with the SEC. Additional information about the interests of such persons in the solicitation of proxies in respect of the merger will be included in the registration statement and the joint proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits: 99.1 Summary Unaudited Pro Forma Condensed Combined Financial Data 99.2 Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 2, 2008

GREY WOLF, INC.
/s/ Donald J. Guedry, Jr.
Donald J. Guedry, Jr. Vice President and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Summary Unaudited Pro Forma Condensed Combined Financial Data

99.2	Unaudited Pro Forma Condensed Combined Financial Information